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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                                    Form 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 23, 1996


                                   EASCO, INC.
                                   -----------


             (Exact name of registrant as specified in its charter)


      Delaware                       0-25834                   94-3157362
      --------                       -------                   ----------
   (State of other                 (Commission               (IRS Employer
   jurisdiction of                  File No.)             Identification No.)
   incorporation)



                                 c/o Easco, Inc.
                             706 South State Street
                               Girard, Ohio 44420
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (330) 545-4311
                                                            -------------

   Former name or former address, if changed since last report: Not applicable


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Item 5.  Other Events.
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On September 23, 1996, Easco, Inc. announced that it expects to report a loss of up to $0.10 per share for the third quarter of 1996.

Item 7(c).  Exhibits.
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(1) Press release, dated September 23, 1996, of Easco, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EASCO, INC.



September 24, 1996                             /s/ Bruce McH. Kirchner
                                               -----------------------
                                               Bruce McH. Kirchner
                                               Vice President and
                                               Chief Financial Officer